attachment
The Citi Street Funds
Securities Purchases during an underwriting involving
Citi Street Funds subject to Rule 10f-3 under the Investment Company Act of 1940


For the period ended June 30,2004


Portfolio Diversified Bond Fund- Western Asset Management

Security Bear Stearns

Date Purchased	5/27/2004

Total Shares Offered 363,755,000
Price Per Share $95.766

Shares Purchased
by the Portfolio:	2,400,000

Total Principal Purchased 2,298,375
by the Portfolio

% of Offering Purchased 0.660%
by the Portfolio:

% of offering Purchased BY 0.95%
BY ALL Portfolios
(25% Maximum):

Broker:			Bear Stearns


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.

For the period ended June 30, 2004


Portfolio Diversified Bond Fund-Western Asset Management

Security FHLB Agency

Date Purchased	5/25/2004

Total Shares Offered 3,000,000,000

Price Per Share $99.394

Shares Purchased
by the Portfolio:	220,000

Total Principal Purchased $218,666
by the Portfolio

% of Offering Purchased 0.007%
by the Portfolio:

% of offering Purchased BY .09%
BY ALL Portfolios
(25% Maximum):

Broker:		Goldman


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.




For the period ended June 30, 2004


Portfolio Diversified Bond Fund-SSGA

Security Ace INA Holdings, Inc.

Date Purchased	06/02/04

Total Shares Offered 500,000,000
Price Per Share $99.886

Shares Purchased
by the Portfolio:	25,000

Total Principal Purchased $24,972
by the Portfolio

% of Offering Purchased 0.005%
by the Portfolio:

% of offering Purchased BY 0.010%
BY ALL Portfolios
(25% Maximum):

Broker:			J.P. Morgan


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.



For the period ended June 30, 2004


Portfolio Diversified Bond Fund-SSGA

Security BellSouth Corp.

Date Purchased	6/22/04

Total Shares Offered 700,000,000
Price Per Share $99.367

Shares Purchased
by the Portfolio:	25,000

Total Principal Purchased $24,842
by the Portfolio

% of Offering Purchased 0.004%
by the Portfolio:

% of offering Purchased BY 0.010
BY ALL Portfolios
(25% Maximum):

Broker:			Goldman Sachs


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.


For the period ended June 30, 2004


Portfolio Diversified Bond Fund-SSGA

Security E.I. Du Pont de Nemours

Date Purchased	4/27/04

Total Shares Offered 900,000,000
Price Per Share $99.391

Shares Purchased
by the Portfolio:	50,000

Total Principal Purchased $49,696
by the Portfolio

% of Offering Purchased 0.006%
by the Portfolio:

% of offering Purchased BY 0.02%
BY ALL Portfolios
(25% Maximum):

Broker:			CSFB


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.



For the period ended June 30, 2004


Portfolio Diversified Bond Fund-SSGA

Security E.I. Du Pont de Nemours

Date Purchased	4/27/04

Total Shares Offered 500,000,000
Price Per Share $99.126

Shares Purchased
by the Portfolio:	30,000

Total Principal Purchased 29,738
by the Portfolio

% of Offering Purchased 0.006%
by the Portfolio:

% of offering Purchased BY 0.012%
BY ALL Portfolios
(25% Maximum):

Broker:			CSFB


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.



For the period ended June 30, 2004


Portfolio Diversified Bond Fund-SSGA

Security ERP Operating LP

Date Purchased	6/2/04

Total Shares Offered 300,000,000
Price Per Share $99.543

Shares Purchased
by the Portfolio:	25,000

Total Principal Purchased $24,886
by the Portfolio

% of Offering Purchased 0.008%
by the Portfolio:

% of offering Purchased BY .010%
BY ALL Portfolios
(25% Maximum):

Broker:			J.P. Morgan


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.



For the period ended June 30, 2004


Portfolio Diversified Bond Fund-SSGA

Security Exportfinans ASA

Date Purchased	6/0904

Total Shares Offered 1,000,000,000
Price Per Share $99.939

Shares Purchased
by the Portfolio:	30,000

Total Principal Purchased 29,922
by the Portfolio

% of Offering Purchased 0.003%
by the Portfolio:

% of offering Purchased BY 0.012%
BY ALL Portfolios
(25% Maximum):

Broker:			Goldman Sachs


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.





For the period ended June 30, 2004


Portfolio Diversified Bond Fund-SSGA

Security Encana Holdings Corp.

Date Purchased	5/10/04

Total Shares Offered 3,000,000,000
Price Per Share $99.938

Shares Purchased
by the Portfolio:	50,000
Total Principal Purchased 49,807
by the Portfolio

% of Offering Purchased 0.005%
by the Portfolio:

% of offering Purchased BY 0.020%
BY ALL Portfolios
(25% Maximum):

Broker:			Morgan Stanley


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.





For the period ended June 30, 2004


Portfolio Diversified Bond Fund-SSGA

Security European Investment Bank

Date Purchased	6/09/2004

Total Shares Offered 3,000,000,000

Price Per Share $99.938

Shares Purchased
by the Portfolio:	90,000

Total Principal Purchased 89,944
by the Portfolio

% of Offering Purchased 0.003%
by the Portfolio:

% of offering Purchased BY .035%
BY ALL Portfolios
(25% Maximum):

Broker:			J.P. Morgan


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.





For the period ended June 30, 2004


Portfolio Diversified Bond Fund-SSGA

Security FNMA

Date Purchased	5/13/04

Total Shares Offered 2,500,000,000
Price Per Share $99.970

Shares Purchased
by the Portfolio:	120,000

Total Principal Purchased 119,964
by the Portfolio

% of Offering Purchased 0.005%
by the Portfolio:

% of offering Purchased BY 0.048%
BY ALL Portfolios
(25% Maximum):

Broker:			Morgan Stanley


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.





For the period ended June 30, 2004


Portfolio Diversified Bond Fund-SSGA

Security FNMA

Date Purchased	6/16/04

Total Shares Offered 4,000,000,000
Price Per Share $99.998

Shares Purchased
by the Portfolio:	200,000

Total Principal Purchased 199,996
by the Portfolio

% of Offering Purchased 0.005%
by the Portfolio:

% of offering Purchased BY 0.078%
BY ALL Portfolios
(25% Maximum):

Broker:			CSFB


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.


For the period ended June 30, 2004


Portfolio Diversified Bond Fund-SSGA

Security General Motors Acceptance Corp.

Date Purchased	5/18/04

Total Shares Offered 1,500,000,000
Price Per Share $99.434

Shares Purchased
by the Portfolio:	20,000

Total Principal Purchased 19,887
by the Portfolio

% of Offering Purchased 0.001%
by the Portfolio:

% of offering Purchased BY 0.008%
BY ALL Portfolios
(25% Maximum):

Broker:			J.P. Securities


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.


For the period ended June 30, 2004


Portfolio Diversified Bond Fund-SSGA

Security Genworth Financial, Inc.

Date Purchased	6/09/04

Total Shares Offered 300,000,000
Price Per Share $99.739
Shares Purchased
by the Portfolio:	10,000

Total Principal Purchased $9,874
by the Portfolio

% of Offering Purchased 0.003%
by the Portfolio:

% of offering Purchased BY 0.004%
BY ALL Portfolios
(25% Maximum):

Broker:			Deutsche Bank


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.



For the period ended June 30, 2004


Portfolio Diversified Bond Fund-SSGA

Security Genworth Financial, Inc

Date Purchased	6/09/2004

Total Shares Offered 600,000,000
Price Per Share $99.857

Shares Purchased
by the Portfolio:	20,000

Total Principal Purchased 19,971
by the Portfolio

% of Offering Purchased 0.003%
by the Portfolio:

% of offering Purchased BY 0.008%
BY ALL Portfolios
(25% Maximum):

Broker:		J.P. Morgan

Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.



For the period ended June 30, 2004


Portfolio Diversified Bond Fund-SSGA

Security Harrahs Operating Co., Inc.

Date Purchased	6/22/04

Total Shares Offered 750,000,000
Price Per Share $99.142

Shares Purchased
by the Portfolio:	75,000

Total Principal Purchased 74,357
by the Portfolio

% of Offering Purchased 0.01%
by the Portfolio:

% of offering Purchased BY 0.029%
BY ALL Portfolios
(25% Maximum):

Broker:			J.P Morgan


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.

For the period ended June 30, 2004


Portfolio Diversified Bond Fund-SSGA

Security Hertz Corp.

Date Purchased	5/26/2004

Total Shares Offered 600,000,000
Price Per Share $99.908

Shares Purchased
by the Portfolio:	50,000

Total Principal Purchased $49,954
by the Portfolio

% of Offering Purchased 0.008%
by the Portfolio:

% of offering Purchased BY 0.020%
BY ALL Portfolios
(25% Maximum):

Broker:			J.P. Morgan


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.


For the period ended June 30, 2004


Portfolio Diversified Bond Fund-SSGA

Security Hillenbrand Insustries, Inc.
Date Purchased	6/02/04

Total Shares Offered 250,000,000
Price Per Share $99.559

Shares Purchased
by the Portfolio:	25,000

Total Principal Purchased 24,890
by the Portfolio

% of Offering Purchased 0.010%
by the Portfolio:

% of offering Purchased BY 0.010%
BY ALL Portfolios
(25% Maximum):

Broker:			Goldman Sachs


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.


For the period ended June 30, 2004


Portfolio Diversified Bond Fund-SSGA

Security Hospira Inc.

Date Purchased	06/07/2004

Total Shares Offered 300,000,000

Price Per Share $99.947

Shares Purchased
by the Portfolio:	10,000

Total Principal Purchased $9,995
by the Portfolio

% of Offering Purchased 0.003%
by the Portfolio:

% of offering Purchased BY .004%
BY ALL Portfolios
(25% Maximum):

Broker:			Morgan Stanley


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.



For the period ended June 30, 2004


Portfolio Diversified Bond Fund-SSGA

Security Hospira Inc.

Date Purchased	06/07/2004

Total Shares Offered 400,000,000
Price Per Share $99.731

Shares Purchased
by the Portfolio:	10,000

Total Principal Purchased $9,973
by the Portfolio

% of Offering Purchased 0.003%
by the Portfolio:

% of offering Purchased BY 0.004%
BY ALL Portfolios
(25% Maximum):

Broker:			Morgan Stanley


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.



For the period ended June 30, 2004


Portfolio Diversified Bond Fund-SSGA

Security International Finance Corp.
Date Purchased	4/21/04

Total Shares Offered 1,000,000,000
Price Per Share $99.941

Shares Purchased
by the Portfolio:	50,000

Total Principal Purchased 49,971
by the Portfolio

% of Offering Purchased 0.005%
by the Portfolio:

% of offering Purchased BY 0.020%
BY ALL Portfolios
(25% Maximum):

Broker:			J.P. Morgan


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.

For the period ended June 30, 2004


Portfolio Diversified Bond Fund-SSGA

Security Republic of Italy
Date Purchased	6/23/04

Total Shares Offered 2,000,000,000
Price Per Share $99.467

Shares Purchased
by the Portfolio:	50,000

Total Principal Purchased 49,734
by the Portfolio

% of Offering Purchased 0.003%
by the Portfolio:

% of offering Purchased BY 0.019%
BY ALL Portfolios
(25% Maximum):

Broker:			BNP Paribas


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.

For the period ended June 30, 2004

Portfolio Diversified Bond Fund-SSGA

Security MetLife, Inc.
Date Purchased	5/26/04

Total Shares Offered 750,000,000
Price Per Share $99.467

Shares Purchased
by the Portfolio:	50,000

Total Principal Purchased 49,734
by the Portfolio

% of Offering Purchased 0.007%
by the Portfolio:

% of offering Purchased BY 0.020%
BY ALL Portfolios
(25% Maximum):

Broker:			Bank of America


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.



The Citi Street Funds
Securities Purchases during an underwriting involving
Citi Street Funds subject to Rule 10f-3 under the Investment Company Act of 1940


For the period ended June 30, 2004


Portfolio Diversified Bond Fund- Western Asset Management

Security  Province of Quebec

Date Purchased	4/26/04

Total Shares Offered 1,000,000,000

Price Per Share $99.243

Shares Purchased
by the Portfolio:	50,000

Total Principal Purchased $49,622
by the Portfolio

% of Offering Purchased 0.005%
by the Portfolio:

% of offering Purchased BY .020%
BY ALL Portfolios
(25% Maximum):

Broker:		Merrill Lynch


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.

For the period ended June 31, 2004


Portfolio Diversified Bond Fund- Western Asset Management

Security Royal Bank of Canada

Date Purchased	4/22/04

Total Shares Offered 750,000,000

Price Per Share $99.747
Shares Purchased
by the Portfolio:	10,000

Total Principal Purchased $9,975
by the Portfolio

% of Offering Purchased 0.001%
by the Portfolio:

% of offering Purchased BY .004%
BY ALL Portfolios
(25% Maximum):

Broker:		RBC Dominion Securities


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.




For the period ended June 30, 2004


Portfolio Diversified Bond Fund- Western Asset Management

Security SLM Corp.

Date Purchased  4/28/04

Total Shares Offered  1,000,000,000
Price Per Share $99.776

Shares Purchased
by the Portfolio:	50,000

Total Principal Purchased $49,888
by the Portfolio

% of Offering Purchased 0.005%
by the Portfolio:

% of offering Purchased BY 0.020%
BY ALL Portfolios
(25% Maximum):

Broker:			J.P. Morgan


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.



For the period ended June 30, 2004


Portfolio Diversified Bond Fund-Western Asset Management

Security Sempra Energy

Date Purchased	5/18/2004

Total Shares Offered 300,000,000
Price Per Share $99.909

Shares Purchased
by the Portfolio:	50,000

Total Principal Purchased $49,455
by the Portfolio

% of Offering Purchased 0.017%
by the Portfolio:

% of offering Purchased BY 0.20
BY ALL Portfolios
(25% Maximum):

Broker:		Deutsche Bank


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.


For the period ended June 30, 2004


Portfolio Diversified Bond Fund-Western Asset Management

Security Union Pacific Corp.

Date Purchased	4/29/2004

Total Shares Offered 250,000,000
Price Per Share $99.726

Shares Purchased
by the Portfolio:	20,000

Total Principal Purchased 19,945
by the Portfolio

% of Offering Purchased 0.008%
by the Portfolio:

% of offering Purchased BY 0.008%
BY ALL Portfolios
(25% Maximum):

Broker:			CSFB


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.